UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 29, 2013

MAGELLAN MIDSTREAM PARTNERS, L.P.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-16335	73-1599053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center
Tulsa, Oklahoma 74172
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (918) 574-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

The terms “we”, “us”, “our” and similar language included in this Current Report on Form 8-K refers to Magellan Midstream Partners, L.P., together with its subsidiaries.
As previously disclosed in our Annual Report on Form 10-K for the year ended December 31, 2012 filed with the Securities and Exchange Commission ("SEC") on February 22, 2013 ("2012 10-K"), we have changed our reporting segments effective January 1, 2013. We have undertaken a number of strategic changes in our businesses, particularly in the area of our crude oil activities, which have had or will have a significant impact on the way we manage our operations. Because of these changes, and in order to achieve certain other operational efficiencies, we have modified our organizational structure. Accordingly, effective January 1, 2013, we redesigned our internal management reports to correspond to this new organizational structure, resulting in changes to our reporting segments. Our new reporting segments are as follows:

•	Refined products,

•	Crude oil, and

•	Marine storage.

A summary of each of our current reporting segments follows:

•
The refined products segment includes the financial results from most of our previous petroleum pipeline system segment as well as results from the independent terminals (formerly referred to as Inland terminals) and our former ammonia pipeline system segment.

•
The crude oil segment includes the financial results for: (i) the Longhorn crude oil pipeline, which will transport crude oil from West Texas to Houston, Texas; (ii) the Cushing, Oklahoma pipeline and terminal; (iii) the Houston area crude distribution system; (iv) the crude oil components of our East Houston, Texas terminal; (v) the condensate components of our Corpus Christi, Texas terminal; (vi) the Gibson, Louisiana terminal; and (vii) the equity earnings of Osage Pipe Line Company, LLC, Double Eagle Pipeline LLC (“Double Eagle”) and BridgeTex Pipeline Company, LLC (“BridgeTex”). The Longhorn pipeline is expected to be operational in early 2013 with full capacity reached in the second half of the year. The Double Eagle pipeline will transport condensate from the Eagle Ford shale in South Texas to our terminal in Corpus Christi, Texas and is expected to be fully operational by the second half of 2013. The BridgeTex pipeline will transport crude oil from West Texas for delivery to refineries in the Houston Gulf Coast area. The BridgeTex pipeline is currently under construction and is expected to be operational in mid-2014.

•	The marine storage segment includes the financial results from our five marine terminals included in our former petroleum terminals segment and the equity earnings from Texas Frontera, LLC.
Exhibit 99.1 hereto updates the following information contained in our 2012 10-K to reflect these changes in reportable segments: (i) Item 1. Business; (ii) Item 6. Selected Financial Data; (iii) Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A"); and (iv) Item 8. Financial Statements and Supplementary Data. All other information in the 2012 10-K has not been updated for events or developments that occurred with respect to our businesses subsequent to the filing of the 2012 10-K with the SEC. The information in this Form 8-K, including the exhibits, should be read in conjunction with the 2012 10-K and subsequent SEC filings.

The revised MD&A and consolidated financial statements continue to speak as of the date of the filing our our 2012 10-K report with the SEC and have not been updated for events or developments that occurred subsequent to such filing.

Item 9.01.     Financial Statements and Exhibits.

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1
Item 1—Business, Item 6—Selected Financial Data, Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations and Item 8—Financial Statements and Supplementary Data from our 2012 10-K for the year ended December 31, 2012, updated to reflect revised operating segment information.

Exhibit 101.INS	XBRL Instance Document

Exhibit 101.SCH	XBRL Taxonomy Extension Schema

Exhibit 101.CAL	XBRL Taxonomy Extension Calculations Linkbase

Exhibit 101.DEF	XBRL Taxonomy Extension Definition Linkbase

Exhibit 101.LAB	XBRL Taxonomy Extension Label Linkbase

Exhibit 101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magellan Midstream Partners, L.P.

	By:	Magellan GP, LLC,
its general partner

Date: April 29, 2013	By:	/s/ John D. Chandler
	Name:	John D. Chandler
	Title:	Senior Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1
Item 1—Business, Item 6—Selected Financial Data, Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations and Item 8—Financial Statements and Supplementary Data from our 2012 10-K, updated to reflect revised operating segment information.

Exhibit 101-INS	XBRL Instance Document

Exhibit 101.SCH	XBRL Taxonomy Extension Schema

Exhibit 101.CAL	XBRL Taxonomy Extension Calculations Linkbase

Exhibit 101.DEF	XBRL Taxonomy Extension Definition Linkbase

Exhibit 101.LAB	XBRL Taxonomy Extension Label Linkbase

Exhibit 101.PRE	XBRL Taxonomy Extension Presentation Linkbase